UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 2, 2020

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	000-51734 (Commission File Number)	35-1811116 (IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, Indiana 46214
(Address of principal executive offices) (Zip Code)
 Registrant’s telephone number, including area code (317) 328-5660
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CLMT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Employment Letter with Stephen P. Mawer
On June 1, 2020, Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”), entered into an Employment Letter with Stephen P. Mawer to serve as the Company’s Chief Executive Officer (the “Employment Letter”), which Employment Letter is effective as of April 3, 2020.
The Employment Letter provides that Mr. Mawer will receive a base salary of $725,000 per year and that he is eligible to participate in the Company’s Annual Bonus Program Cash Incentive Plan, with awards based on the Company’s financial metrics and his individual contributions. Mr. Mawer’s target bonus under the Company’s Annual Bonus Cash Incentive Plan is equal to 150% of his base salary then in effect, with a potential maximum bonus of 200% of his annual base salary. In the event that Mr. Mawer earns a bonus award pursuant to this plan, settlement will occur 50% in cash and 50% in the form of fully-vested phantom units granted pursuant to the Company’s Long-Term Incentive Plan, which will be delivered to Mr. Mawer on the fourth anniversary of the grant date. Subject to approval by the Company’s Board of Directors, Mr. Mawer will also be eligible to participate in the Company’s Long-Term Incentive Plan beginning January 1, 2021. Mr. Mawer is eligible to participate in the Company’s Deferred Compensation Plan.
In addition, Mr. Mawer is eligible to participate in the benefit plans offered to full-time employees of the Company including, but not limited to, health and welfare benefit plans and the retirement plan.
Mr. Mawer is entitled to receive reimbursement for relocation related expenses, three months of temporary living expenses and an additional three months of temporary housing benefits.
The foregoing does not purport to be a complete description of the Employment Letter and is qualified in its entirety by reference to the full text of such agreement, which is attached to this Current Report on From 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description
10.1	Employment Letter effective as of April 3, 2020, by and between Calumet GP, LLC and Stephen P. Mawer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

By:    CALUMET GP, LLC,
its General Partner

Date: June 2, 2020	By: /s/ H. Keith Jennings
Name:    H. Keith Jennings

Title:	Executive Vice President and Chief Financial Officer